Contact:
ShengdaTech, Inc.
Michael Kang
Tel: (415) 490-2308
Email: mkang@alvarezandmarsal.com

U.S. Bankruptcy Court Enters Temporary Restraining Order Enjoining Actions to Interfere
with Special Committee’s and Chief Restructuring Officer’s Restructuring Efforts; SEC
Investigation

SHANGHAI, August 24, 2011 ShengdaTech, Inc. (“ShengdaTech” or the “Company”) (NASDAQ: SDTH), a leading manufacturer of nano-precipitated calcium carbonate (“NPCC”) in China, announced today that the U.S. Bankruptcy Court for the District of Nevada granted the Company’s motion for a temporary restraining order (“TRO”) enjoining the Company’s shareholders and the members of the Company’s Board of Directors, from taking any action, including the commencement of any court or administrative proceeding that seeks to change or has the purpose or effect of changing the composition of the Company’s Special Committee or the appointment of the Chief Restructuring Officer (“CRO”), Mr. Michael Kang, from taking any action including the commencement of any court or administrative proceeding that seeks to hinder, obstruct, impede or otherwise interfere with the Special Committee’s and the CRO’s previously announced investigation(s) and prosecution of the Company’s Chapter 11 case, and from taking any action that seeks to appoint or has the purpose or effect of appointing Mr. Gongbo Wang, or anyone else, to the Company’s Board of Directors.  The TRO is in addition to the automatic stay imposed by Section 362(a) of the U.S. Bankruptcy Code.

The TRO shall remain in place until conclusion of the hearing on the Company’s request for a preliminary injunction, which hearing is currently scheduled for September 2, 2011.

Additionally, on August 22, 2011, the SEC served the Company with a subpoena for documents in connection with a fact-finding investigation by the SEC with regard to the Company. The Company is committed to cooperating with the SEC. It is not possible at this time to predict the outcome of the SEC investigation, including whether or when any proceedings might be initiated, when these matters may be resolved or what, if any, penalties or other remedies may be imposed. The SEC has informed the Company that the investigation should not be construed as an indication that any violations of law have occurred.

About ShengdaTech, Inc.

ShengdaTech is engaged in the business of manufacturing, marketing, and selling nano-precipitated calcium carbonate (“NPCC”) products. The Company converts limestone into NPCC using its proprietary and patent-protected technology. NPCC products are increasingly used in tires, paper, paints, building materials, and other chemical products. In addition to its broad customer base in China, the Company currently exports to Singapore, Thailand, South Korea, Malaysia, India, Latvia and Italy.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

Certain statements in this press release constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and actual results could differ materially from the expectations reflected in such forward-looking statements as a result of a variety of factors, including certain actions that may require Bankruptcy Court approval; the risk that the bankruptcy filing and the related cases disrupt the Company’s current plans and operations; the costs and other effects of legal and administrative cases and proceedings; the Company’s inability to adequately respond to the SEC’s investigation orders; and other information detailed from time to time in the Company’s filings and future filings with the United States Securities and Exchange Commission.  You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

The risks and uncertainties and the terms of any reorganization plan ultimately confirmed can affect the value of our various pre-petition liabilities, common stock and/or other securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of our liabilities and/or securities receiving no value for their interests. Because of such possibilities, the value of these liabilities and/or securities is highly speculative. Accordingly, we urge that caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this press release, and which we assume no obligation to update.